FORTIS-Registered Trademark-




[Graphic]





       INVEST IN GLOBAL STOCKS
          FOR WORLDWIDE OPPORTUNITY ...




                                     FORTIS
                                     Global Growth Portfolio
                                     Annual Report
                                     October 31, 1997

FORTIS GLOBAL GROWTH PORTFOLIO ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULE OF INVESTMENTS                                        4

STATEMENT OF ASSETS AND LIABILITIES                            8

STATEMENT OF OPERATIONS                                        9

STATEMENTS OF CHANGES IN NET ASSETS                           10

NOTES TO FINANCIAL STATEMENTS                                 11

INDEPENDENT AUDITORS' REPORT                                  15

BOARD OF DIRECTORS AND OFFICERS                               16

PRODUCTS AND SERVICES                                         17

- TOLL-FREE PERSONAL ASSISTANCE

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 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day
FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the Fund's performance during the past year, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the Fund and financial markets.

The charts following the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the Fund invests, and the pie chart shows a breakdown of the Fund's assets by country. The portfolio changes show the largest investment decisions your fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the Fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                                                       MSCI
                                                                                                      WORLD
                                                 CLASS A      CLASS B      CLASS C      CLASS H       INDEX
                                                 --------     --------     --------     --------     --------
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 21.28      $ 20.98      $ 21.00      $ 20.99       791.75
  End of year................................    $ 23.92      $ 23.42      $ 23.43      $ 23.42       911.57
TOTAL RETURN**                                     12.41%       11.63%       11.57%       11.58%       17.06%

   ** These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                      Photo

DEAR SHAREHOLDER,

Thank you for choosing the Fortis Global Growth Portfolio (FGGP) to help you achieve your financials goals. The FGGP seeks growth opportunities from around the world. We are pleased to present the Fortis Global Growth Portfolio, Inc. annual report for the year ended October 31, 1997.

PERFORMANCE SNAPSHOT

During the 12-month period ended October 31, 1997, the FGGP had a total return of 12.41 percent for Class A shares before sales charge, which compared to a total return of 17.06 percent for the Morgan Stanley Capital International World Index (MSCI). Since its inception in July 1991, FGGP's average annual total return has been 14.76 percent for Class A before sales charge, which compares to an average annual total return of 13.02 percent for the MSCI World Index.

FGGP is a global portfolio, which means that it has the flexibility to invest in any stock market in the world. At fiscal year end, the portfolio was highly diversified with 104 individual investments in 23 nations. Foreign holdings represented 52 percent of total net assets; holdings in the United States represented 38 percent and cash equivalents totaled 10 percent. The respective weightings of the MSCI World Index were 48 percent in the United States and 52 percent in foreign markets.

We focus on companies with dominant market positions and superior growth prospects. When researching potential investments, we cover the globe looking for well-managed companies with a focused growth strategy and an ability to finance future growth. Historically, the portfolio has not been heavily weighted in the larger, "mega cap" type of companies (outside of certain foreign holdings) which have dominated the various stock market indices over the past several years. Our focus has been on companies with strong growth rates of both revenues and earnings. The majority of the portfolio is invested in mid-sized companies with exceptional prospects.

"BLUE CHIP" STOCKS FAVORED

Over the past 12 months, many of the world's major equity markets have been dominated by a select group of "blue chip" investments. This was especially true during the first six months of fiscal 1997, when FGGP underperformed some of the major market averages. The second half of the fiscal year demonstrated a significant turn around in performance as indicated by FGGP's 16.68 percent return for Class A before sales charge, which compared to a 8.78 percent total return for the MSCI World Index.

The equity market's focus on larger companies is partially explained by concerns over liquidity (ability to trade) and the assurance of owning a "blue chip" stock during an uncertain economic period. Some other factors influencing the relative outperformance of larger issues has been the trend toward greater Index Fund investing in the United States and greater foreign investor participation in equity markets. Foreign investors tend to purchase the largest, well-known names within a given market. These trends have been ongoing over the past year and have had a significant impact on valuation levels, especially for "large cap" issues.

For most of 1997, investors have been concerned with rising interest rates due to the greater than expected strength of the U.S. economy. These concerns have been replaced in recent months by fears over slowing economic growth in Asia and Japan (one-third of global GDP). Currency devaluations and falling share prices have led to financial difficulties in Thailand, Malaysia, Indonesia, and the Philippines. A greater concern would be the spreading of the "Asia currency flu" to other emerging regions. The ramifications of further competitive devaluations in China, Latin America or Eastern Europe would have significant effects on the world's economy and financial markets. FGGP holdings in Asia, excluding Japan, represent only 2 percent of total net assets.

Generally speaking, the slowdown in southeast Asia and the continued recessionary environment in Japan are keeping global inflationary pressures in check. This is important in that it also results in lower interest rates around the world and a generally favorable environment for investors in financial assets. We believe that the overall environment for most global markets will remain positive. This is due to low inflation that will likely persist for the foreseeable future. The slowing of the world's economies also reduces the pressure on the U.S. Federal Reserve Board to raise interest rates in the United States. This should maintain a favorable environment for investors of mid-sized growth companies over the intermediate term. In the short run, markets are expected to remain somewhat volatile. This is due to several factors including high valuation levels, economic uncertainties and lower earnings growth for many individual companies.

The United States represents 49.2 (including 11.4 percent short-term investments) percent of the total net assets of FGGP, which compares to 48.4 percent for the MSCI World Index. Our significant exposure to the United States is primarily in companies with unique products and services, especially in the area of software-based technology. We also have numerous investments in rapidly growing consumer companies such as restaurants and specialty retailers. Overall, the portfolio is well diversified with significant exposure in technology-related industries (33 percent of net assets), energy-related (14 percent), consumer-related (12 percent), health care (8 percent), and business services (8 percent).

GLOBAL OPPORTUNITIES

European companies represent 40.6 percent of the total net assets, which compares to 31.1 percent for the MSCI World Index. We continue to find well-positioned growth companies in Europe and feel that the movement toward a European common currency will be favorable for investors over the longer term. We have significant holdings in countries such as Germany (7.9 percent), the Netherlands (4.6 percent), the United Kingdom (5.3 percent), France (3.8 percent), and Scandinavian countries (9.6 percent). Overall, the European economic situation is beginning to show some signs of improvement; however, over the past several years the moderate growth of the European economies has limited revenue and earnings growth rates for many companies.

The Fund is also invested in other regions of the world, such as Latin America and Eastern Europe. Our exposure to Latin America (4.2 percent) is in Brazil, Argentina, and Mexico. We are finding some interesting growth companies in this region; however, it remains an emerging investment area subject to greater than average volatility. Central Europe continues to have exciting growth prospects. Structural reforms are taking place within numerous economies and this should present some significant investment opportunities in the years ahead. Overall, including Asian holdings, FGGP's exposure to emerging markets was around 7 percent of total net assets at fiscal year end.

Japan has been a challenging area for investors since 1990 due to the extraordinarily slow recovery process of its economy. The recent financial turmoil in Southeast Asia will have a continued negative effect on Japanese economic growth prospects. Japan has a significant exposure to Asian trading partners (40 percent of Japan's exports) and could be impacted by the expected slowdown in GDP growth for many of these countries in 1998. Our present exposure to Japan is 3.9 percent of total net assets, which compares to a 14.1 percent for the MSCI World Index. Many of our holdings are major exporters (Sony, Canon, Matsushita Electric) which have been beneficiaries of a weak yen.

FAVORABLE OUTLOOK

The longer term outlook for investing in growth-oriented companies remains favorable. Lower levels of inflation and interest rates will keep valuation levels (price to earnings ratios) high. Individual companies with strong unit growth and good management should prosper in a moderately growing global economy. FGGP focuses on these types of companies and we are confident that this approach will benefit shareholders over the long term.

THANK YOU FOR YOUR INVESTMENT

We appreciate your investment in the Fortis Global Growth Portfolio. If you have any questions, please call us or your investment professional.

Sincerely,

              [SIGNATURE]                           [SIGNATURE]
         Dean C. Kopperud                          James S. Byrd
             President                            Vice President

November 13, 1997

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       37.8%
Other                               15.1%
Cash Equivalents/Receivables         9.8%
Germany                              7.9%
United Kingdom                       5.3%
Netherlands                          4.6%
Japan                                3.9%
France                               3.8%
Sweden                               3.8%
Finland                              3.5%
Norway                               2.3%
Brazil                               2.2%

TOP 10 EQUITY HOLDINGS AS OF 10/31/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       4.6%
 2.  Nokia (AB) Class K (Finland)                             2.7%
 3.  Petroleum Geo-Services ADR (Norway)                      2.1%
 4.  3Com Corp. (US)                                          1.9%
 5.  Cisco Sytems, Inc. (US)                                  1.8%
 6.  Gartner Group, Inc. Class A (US)                         1.7%
 7.  CUC International, Inc. (US)                             1.7%
 8.  Ericsson (L.M.) Telephone Co. ADR (Sweden)               1.7%
 9.  OMV Aktiengesellschaft (Austria)                         1.6%
10.  Telefonica de Espana S.A. ADR (Spain)                    1.5%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares Diamond                     +11.63%    +17.28%
Class B shares Diamond Diamond              +8.03%    +16.61%
Class C shares Diamond                     +11.57%    +17.30%
Class C shares Diamond Diamond             +10.57%    +17.30%
Class H shares Diamond                     +11.58%    +17.28%
Class H shares Diamond Diamond              +7.98%    +16.61%

Past performance is not indicative of future performance.Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed within year three or four (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on
                 October 31, 1997.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GLOBAL GROWTH PORTFOLIO CLASS A
Average Annual Total Return
                                                                                                           Since
                                                     1 Year                              5 Year    July 8, 1991@
With Sales Charge*                                   +7.07%                             +14.61%          +13.88%
Without Sales Charge**                              +12.41%                             +15.73%          +14.76%
                                        MSCI World Index***     Global Growth Portfolio Class A
07/08/91                                            $10,000                              $9,448
10/31/91                                            $10,900                             $10,302
10/31/92                                            $10,411                             $10,945
10/31/93                                            $13,306                             $13,700
10/31/94                                            $14,393                             $14,042
10/31/95                                            $15,836                             $17,330
10/31/96                                            $18,203                             $20,218
10/31/97                                            $21,659                             $22,726

                     Annual period ended October 31, 1997

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 10/31/97

ADDITIONS:                                          ELIMINATIONS:
Telefonica de Espana, S.A. ADR                      Randstad Holdings, N.V.
Stolt Comex Seaway, S.A.                            Fila Holdings S. p. A. ADR
Accustaff, Inc.                                     Astra AB-A shares
DSP Communications, Inc.                            Wolford AG
Novartis AG                                         U.S. Robotics Corp.
MOL Magyar Olaj-es Gazipari Rt. GDR                 Credit Acceptance Corp.
Falcon Drilling Co.                                 Dixons Group plc
Transocean Offshore, Inc.                           DDI Corp.
Glaxo Wellcome plc ADR                              Catalina Marketing Corp.
Deutshce Lufthansa-Reg                              Pathe S.A.

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 1997

COMMON STOCKS-85.09%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ARGENTINA-1.36%
     15,000    Banco Rio De La Plata S.A. ADR
                 (a) -- BANKS...............................   $   225,000     $     157,500
     50,000    Disco S.A. ADR (a) (e) -- RETAIL-GROCERY.....       788,250         2,025,000
                                                               ------------    -------------
                                                                 1,013,250         2,182,500
                                                               ------------    -------------
               AUSTRIA-1.62%
     18,200    OMV Aktiengesellschaft (f) -- OIL-CRUDE
                 PETROLEUM AND GAS..........................     1,843,113         2,591,638
                                                               ------------    -------------
               BELGIUM-1.45%
     12,000    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....     1,530,871         2,315,001
                                                               ------------    -------------
               BRAZIL-1.69%
     23,000    Uniao de Bancos Brasileiros S.A. GDR (a)
                 (e) -- BANKS...............................       776,250           626,750
     80,600    Votorantim Celulose e Papel S.A. ADR
                 (e) -- PAPER...............................     1,202,552           961,760
     11,000    Telebras ADR -- UTILITIES-TELEPHONE..........       679,009         1,116,500
                                                               ------------    -------------
                                                                 2,657,811         2,705,010
                                                               ------------    -------------
               FINLAND-3.54%
     20,000    Amer Group Ltd. (a) -- DIVERSIFIED
                 COMPANIES..................................       411,823           418,016
     23,900    KCI Konecranes International Corp.
                 (f) -- MACHINERY...........................       563,329           901,927
     50,000    Nokia (AB) K Shares -- TELECOMMUNICATION
                 EQUIPMENT..................................       851,242         4,339,814
                                                               ------------    -------------
                                                                 1,826,394         5,659,757
                                                               ------------    -------------
               FRANCE-3.84%
     27,000    Cipe Group France -- BUSINESS SERVICES AND
                 SUPPLIES...................................     1,260,062           677,810
     27,500    Rhone-Poulenc Ltd S.A. ADR -- CHEMICALS......     1,211,100         1,244,375
     15,000    Sanofi S.A. -- DRUGS.........................     1,032,413         1,428,066
     25,000    Compagnie Generale de Geophysique ADR (a)
                 (e) -- OIL AND GAS FIELD SERVICES..........       425,000           700,000
     35,000    Stolt Comex Seaway S.A. (a)
                 (e) -- OIL-OFFSHORE DRILLING...............       616,300         2,100,000
                                                               ------------    -------------
                                                                 4,544,875         6,150,251
                                                               ------------    -------------
               GERMANY-3.35%
     90,000    Deutsche Lufthansa -- Reg (f) -- AIRLINES....     1,709,446         1,584,404
     75,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................     1,175,877         1,350,839
     17,000    SGL Carbon AG -- STEEL AND IRON..............       895,151         2,424,829
                                                               ------------    -------------
                                                                 3,780,474         5,360,072
                                                               ------------    -------------
               HONG KONG-1.53%
    950,000    First Pacific Co. Ltd. -- DIVERSIFIED
                 COMPANIES..................................     1,243,340           599,166
     70,000    Hutchison Whampoa Ltd. -- DIVERSIFIED
                 COMPANIES..................................       459,904           484,507
    600,000    Hong Kong Land Holdings Ltd. -- REAL
                 ESTATE.....................................     1,642,758         1,368,000
                                                               ------------    -------------
                                                                 3,346,002         2,451,673
                                                               ------------    -------------
               HUNGARY-1.15%
     85,000    MOL Magyar Olaj-es Gazipari Rt.
                 GDR -- OIL-REFINING........................       688,500         1,833,994
                                                               ------------    -------------
               IRELAND-0.05%
      3,000    Ryanair Holdings plc ADR (a)
                 (e) -- AIRLINES............................        44,190            75,000
                                                               ------------    -------------
               ISRAEL-1.68%
     35,000    Teva Pharmaceutical Industries Ltd. ADR
                 (e) -- DRUGS...............................     1,186,250         1,636,250
     38,000    ECI Telecommunications Ltd.
                 (e) -- TELECOMMUNICATION EQUIPMENT.........       670,706         1,049,750
                                                               ------------    -------------
                                                                 1,856,956         2,686,000
                                                               ------------    -------------
               ITALY-1.04%
     22,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       236,853           492,250
    186,000    Telecom Italia
                 S.p.A. -- TELECOMMUNICATIONS...............     1,217,498         1,167,624
                                                               ------------    -------------
                                                                 1,454,351         1,659,874
                                                               ------------    -------------
               JAPAN-3.86%
     11,000    Kyocera Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       892,456           630,165
      7,000    Matsushita Electric Industrial Co. Ltd.
                 ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...     1,170,071         1,183,875
     15,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       973,223         1,245,946
     10,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       727,099         1,226,250
     80,000    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                 RADIO, TV, AUDIO...........................     1,589,091           711,732

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
        140    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................   $ 1,206,567     $   1,187,328
                                                               ------------    -------------
                                                                 6,558,507         6,185,296
                                                               ------------    -------------
               MEXICO-0.60%
     31,000    Panamerican Beverages, Inc. Class
                 A -- BEVERAGE..............................       546,573           961,000
                                                               ------------    -------------
               NETHERLANDS-4.60%
     37,500    Randstad Holdings N.V. -- BUSINESS SERVICES
                 AND SUPPLIES...............................       420,120         1,497,509
     30,000    Baan Co. N.V. ADR (a)
                 (e) -- COMPUTER-SOFTWARE...................       240,000         2,103,750
     18,000    IHC Caland N.V. -- MACHINERY-OIL AND WELL....       369,274         1,107,422
     60,000    VNU-Verinigd Bezit -- PUBLISHING.............     1,395,594         1,422,150
     10,000    Wolters Kluwer N.V. -- PUBLISHING............       500,209         1,228,408
                                                               ------------    -------------
                                                                 2,925,197         7,359,239
                                                               ------------    -------------
               NORWAY-2.32%
     49,300    Petroleum Geo-Services ADR
                 (a) -- MACHINERY-OIL AND WELL..............     1,376,139         3,414,025
     12,000    Fred Olsen Energy ASA (a) -- OIL-OFFSHORE
                 DRILLING...................................       243,370           301,689
                                                               ------------    -------------
                                                                 1,619,509         3,715,714
                                                               ------------    -------------
               PORTUGAL-0.68%
     26,200    Portugal Telecom S.A. ADR
                 (e) -- UTILITIES-TELEPHONE.................       826,446         1,080,750
                                                               ------------    -------------
               SPAIN-1.93%
     15,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       620,911           629,472
     30,000    Telefonica de Espana, S.A. ADR
                 (e) -- UTILITIES-TELEPHONE.................     2,108,199         2,467,500
                                                               ------------    -------------
                                                                 2,729,110         3,096,972
                                                               ------------    -------------
               SWEDEN-3.77%
     88,000    Industri Matematik International Corp.
                 (a) -- COMPUTER-SOFTWARE...................       832,142         1,892,000
     40,000    Hoganas AB Class B -- MISCELLANEOUS..........     1,108,424         1,485,792
     60,000    Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........     1,040,250         2,655,000
                                                               ------------    -------------
                                                                 2,980,816         6,032,792
                                                               ------------    -------------
               SWITZERLAND-1.70%
      1,173    Novartis AG -- DRUGS.........................     1,345,077         1,842,176
        100    Roche Holdings AG, Genusschein
                 NVP -- DRUGS...............................       522,734           881,203
                                                               ------------    -------------
                                                                 1,867,811         2,723,379
                                                               ------------    -------------
               TAIWAN-0.28%
     22,500    Taiwan Semiconductor Manufacturing Co. Ltd.
                 (a) (e) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       557,550           445,781
                                                               ------------    -------------
               UNITED KINGDOM-5.25%
    350,000    Avis Europe plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       721,989           880,373
    205,200    Capita Group plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       438,498         1,063,269
     50,000    Dr. Solomon's Group plc ADR
                 (a) -- COMPUTER-SOFTWARE...................       990,625         1,531,250
     65,000    JBA Holdings plc -- COMPUTER-SOFTWARE........       873,444         1,043,661
    120,000    Powerscreen International
                 plc -- CONSTRUCTION........................       557,262         1,403,566
     38,000    Glaxo Wellcome plc ADR (e) -- DRUGS..........     1,452,915         1,626,875
    225,000    Orange plc (a) -- TELEPHONE SERVICES.........       707,347           855,534
                                                               ------------    -------------
                                                                 5,742,080         8,404,528
                                                               ------------    -------------
               UNITED STATES-37.80%
     54,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......     1,306,230         1,404,000
     20,000    Tommy Hilfiger Corp. (a) (e) -- APPAREL......       785,024           791,250
     70,000    AccuStaff, Inc. (a) (e) -- BUSINESS SERVICES
                 AND SUPPLIES...............................     1,593,590         1,999,375
     70,300    Covance, Inc. (a) (e) -- BUSINESS SERVICES
                 AND SUPPLIES...............................     1,370,076         1,243,431
     62,000    Data Processing Resources Corp.
                 (a) -- BUSINESS SERVICES AND SUPPLIES......     1,122,773         1,379,500
     23,000    Galileo International, Inc. -- BUSINESS
                 SERVICES AND SUPPLIES......................       563,500           577,875
     96,000    Gartner Group, Inc. Class A (a)
                 (e) -- BUSINESS SERVICES AND SUPPLIES......       300,000         2,712,000
     44,000    Interim Services, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................       951,500         1,152,250
     45,000    Sykes Enterprises, Inc. (a) (e) -- BUSINESS
                 SERVICES AND SUPPLIES......................     1,217,841         1,119,375
     74,000    3Com Corp. (a) -- COMPUTER-COMMUNICATIONS
                 EQUIPMENT..................................       935,838         3,066,375
     36,000    Cisco Systems, Inc.
                 (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       366,375         2,953,125
     23,200    Xylan Corp. (a)
                 (e) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       767,884           371,200

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments (continued)
October 31, 1997

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
     35,000    Avant ! Corp. (a) (e) -- COMPUTER-SOFTWARE...   $   827,690     $     918,750
     50,625    Oracle Corp. (a) (e) -- COMPUTER-SOFTWARE....       425,625         1,811,426
     40,000    Parametric Technology Corp. (a)
                 (e) -- COMPUTER-SOFTWARE...................       509,865         1,765,000
     38,000    Synopsys, Inc. (a)
                 (e) -- COMPUTER-SOFTWARE...................       977,092         1,477,250
     60,000    Blyth Industries, Inc. (a) (e) -- CONSUMER
                 GOODS......................................     1,784,845         1,492,500
     10,000    Estee Lauder Co. Class A -- COSMETICS AND
                 SUNDRIES...................................       260,000           444,375
     24,200    R.P. Scherer Corp. (a) (e) -- DRUGS..........     1,103,667         1,424,775
    100,000    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................     1,691,624         1,850,000
     26,000    Altera Corp. (a)
                 (e) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       546,969         1,153,750
     12,000    Motorola, Inc.
                 (e) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       825,277           741,000
     15,000    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       203,660           511,875
     30,000    Green Tree Financial Corp. (e) -- FINANCE
                 SERVICES...................................       990,956         1,263,750
     62,001    Total Renal Care Holdings Inc. (a) -- HEALTH
                 CARE SERVICES..............................     1,435,038         1,910,413
     60,000    Input/Output, Inc. (a) -- MACHINERY-OIL AND
                 WELL.......................................       200,750         1,608,750
     11,800    Steris Corp. (a) -- MEDICAL SUPPLIES.........       203,550           469,050
     53,000    Service Corp.
                 International -- MISCELLANEOUS.............     1,315,765         1,613,188
     20,000    Camco International, Inc. -- OIL AND GAS
                 FIELD SERVICES.............................       855,988         1,445,000
     12,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................       571,162         1,077,344
     36,000    ENSCO International, Inc. (e) -- OIL-OFFSHORE
                 DRILLING...................................       898,456         1,514,250
     50,000    Falcon Drilling Co. (a) (e) -- OIL-OFFSHORE
                 DRILLING...................................       867,175         1,818,750
     32,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                 DRILLING...................................       876,734         1,728,000
     16,000    Perkin Elmer Corp. -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................     1,256,492         1,000,000
     28,400    Wisconsin Central Transportation Corp. (a)
                 (e) -- RAILROAD AND RAILROAD EQUIPMENT.....       385,767           883,950
     82,500    Apple South, Inc. (e) -- RESTAURANTS AND
                 FRANCHISING................................       959,059         1,536,563
     35,000    Applebee's International, Inc. -- RESTAURANTS
                 AND FRANCHISING............................       594,675           776,563
     24,000    Cheesecake Factory, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................       619,637           756,000
     21,000    Outback Steakhouse, Inc. (a)
                 (e) -- RESTAURANTS AND FRANCHISING.........       555,544           568,313
     65,000    PetsMart, Inc. (a) -- RETAIL-MISCELLANEOUS...     1,407,287           495,625
     61,000    Bed, Bath & Beyond, Inc. (a)
                 (e) -- RETAIL-SPECIALTY....................     1,268,059         1,936,750
     91,000    CUC International, Inc. (a)
                 (e) -- RETAIL-SPECIALTY....................     2,187,300         2,684,500
     54,500    Vans, Inc. (a) -- SHOES AND LEATHER..........       854,188           919,688
     40,000    Tellabs, Inc. (a) (e) -- TELECOMMUNICATION
                 EQUIPMENT..................................       537,810         2,160,000
                                                               ------------    -------------
                                                                39,278,337        60,526,904
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $90,218,723     $ 136,203,125
                                                               ------------    -------------
                                                               ------------    -------------

PREFERRED STOCKS-5.07%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              BRAZIL-0.50%
    40,000    Petroleo Brasileiro S.A. ADR Preferred
                (e) -- OIL-CRUDE PETROLEUM AND GAS.........   $   905,000     $     794,592
                                                              ------------    -------------
              GERMANY-4.57%
    24,500    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............       704,045         7,323,729
                                                              ------------    -------------
              TOTAL PREFERRED STOCKS.......................     1,609,045         8,118,321
                                                              ------------    -------------
                                                              ------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $91,827,768     $ 144,321,446
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-11.36%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-3.84%
   $6,143,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.45%.............   $   6,143,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.23%
    3,562,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.50%......................       3,562,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-5.29%
    6,800,000    Federal Home Loan Mortgage Corp. , 5.51%,
                   11-12-1997.................................       6,787,737
    1,700,000    Federal Home Loan Mortgage Corp. , 5.59%,
                   11-28-1997.................................       1,692,741
                                                                 -------------
                                                                     8,480,478
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      18,185,478
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $110,013,246) (B)..........................   $ 162,506,924
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At October 31, 1997, the cost of securities for federal income tax purposes was $110,013,246 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $58,175,206
          Unrealized depreciation...........................   (5,681,528)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $52,493,678
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security is fully or partially on loan at October 31, 1997. See Note 1 of accompanying Notes to Financial Statements.
 (f) Common Stock sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired  Shares/Par   Security                                                                             Cost Basis
-------------  -----------  -----------------------------------------------------------------------------------  ----------
3/19/96             3,000   KCI Konecranes                                                                       $   44,214
5/22/96            18,200   OMV Aktiengesellschaft                                                                1,843,113
7/12/96            20,900   KCI Konecranes                                                                          519,115
10/13/97           90,000   Deutsche Lufthansa                                                                    1,709,446

    The value of these securities at October 31, 1997, was $5,077,969 which represents 3.17% of total net assets.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Assets and Liabilities

October 31, 1997

--------------------------------------------------------------------------------
ASSETS
  Investments in securities, as detailed in the accompanying schedules, at market (cost $110,013,246) (Note 1).......  $  162,506,924
  Cash on deposit with custodian............................          18,007
  Collateral for securities lending transactions (Note 1)...      39,174,792
  Receivables:
    Unrealized appreciation on forward foreign currency
     contract-net (Note 3)..................................          15,055
    Interest and dividends..................................         167,702
    Subscriptions of capital stock..........................          33,141
  Deferred registration costs (Note 1)......................          14,710
                                                              --------------
TOTAL ASSETS................................................     201,930,331
                                                              --------------
LIABILITIES
  Payable upon return of securities loaned (Note 1).........      39,174,792
  Payable for investment securities purchased...............       2,443,653
  Redemptions of capital stock..............................          20,258
  Payable for investment advisory and management fees (Note
    2)......................................................         143,184
  Payable for distribution fees (Note 2)....................           3,607
  Accounts payable and accrued expenses.....................          76,164
                                                              --------------
TOTAL LIABILITIES...........................................      41,861,658
                                                              --------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per
    share-authorized 10,000,000,000 shares..................     108,759,503
  Unrealized appreciation of investments in securities and
    other assets and liabilities denominated in foreign
    currency................................................      52,493,026
  Accumulated net realized loss from sale of investments and
    foreign currency........................................      (1,183,856)
                                                              --------------
TOTAL NET ASSETS............................................  $  160,068,673
                                                              --------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $125,268,273 and
  5,237,194 shares outstanding).............................          $23.92
                                                              --------------
Class B shares (based on net assets of $11,446,435 and
  488,847 shares outstanding)...............................          $23.42
                                                              --------------
Class C shares (based on net assets of $4,664,258 and
  199,053 shares outstanding)...............................          $23.43
                                                              --------------
Class H shares (based on net assets of $18,689,707 and
  797,985 shares outstanding)...............................          $23.42
                                                              --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Operations

For the Year Ended October 31, 1997

--------------------------------------------------------------------------------
NET INVESTMENT LOSS:
  Income
    Interest income.........................................  $   955,289
    Dividend income (Net of foreign witholding taxes of
     $64,900)...............................................      701,751
    Fee income (Note 1).....................................       46,674
                                                              ------------
  Total Income..............................................    1,703,714
                                                              ------------
  Expenses:
    Investment advisory and management fees (Note 2)........    1,480,162
    Distribution fees (Class A) (Note 2)....................      298,958
    Distribution fees (Class B) (Note 2)....................       91,981
    Distribution fees (Class C) (Note 2)....................       38,857
    Distribution fees (Class H) (Note 2)....................      153,487
    Legal and auditing fees (Note 2)........................       33,510
    Custodian fees..........................................       76,673
    Shareholders' notices and reports.......................       62,063
    Registration fees (Note 1)..............................       78,748
    Directors' fees and expenses............................       17,226
    Other...................................................       11,310
                                                              ------------
  Total expenses............................................    2,342,975
                                                              ------------
NET INVESTMENT LOSS.........................................     (639,261)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY (NOTE 1):
  Net realized gain (loss) from:
    Investments.............................................    3,852,917
    Foreign currency transactions...........................      (11,004)
                                                              ------------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................    3,841,913
                                                              ------------
  Net change in unrealized appreciation (depreciation) of:
    Investments.............................................   13,864,510
    Translation of assets and liabilities denominated in
    foreign currency........................................         (396)
                                                              ------------
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................   13,864,114
                                                              ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY................   17,706,027
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,066,766
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                                                                 FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                               OCTOBER 31,      OCTOBER 31,
                                                                   1997             1996
                                                              --------------   --------------
OPERATIONS
  Net investment loss.......................................  $     (639,261)  $     (390,312)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       3,841,913         (176,450)
  Net change in unrealized appreciation of investments and
    foreign currency........................................      13,864,114       14,138,592
                                                              --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      17,066,766       13,571,830
                                                              --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,430,651 and 1,940,549 shares)................      31,744,263       39,409,832
    Class B (262,305 and 230,772 shares)....................       5,741,350        4,671,133
    Class C (80,723 and 128,086 shares).....................       1,780,946        2,606,605
    Class H (427,183 and 426,029 shares)....................       9,359,347        8,761,920
  Less cost of repurchase of shares
    Class A (1,250,858 and 628,371 shares)..................     (27,986,672)     (12,693,443)
    Class B (46,752 and 12,195 shares)......................      (1,047,876)        (247,255)
    Class C (28,671 and 5,041 shares).......................        (634,945)        (102,980)
    Class H (142,042 and 31,319 shares).....................      (3,149,221)        (651,553)
                                                              --------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      15,807,192       41,754,259
                                                              --------------   --------------
TOTAL INCREASE IN NET ASSETS................................      32,873,958       55,326,089
NET ASSETS:
  Beginning of year.........................................     127,194,715       71,868,626
                                                              --------------   --------------
  End of year...............................................  $  160,068,673   $  127,194,715
                                                              --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolio is a non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of the portfolio is long-term capital appreciation, current income is a secondary objective. The portfolio seeks to achieve this objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse countries and regions of the world. The articles of incorporation of Fortis Worldwide permits the Board of Directors to create additional portfolios in the future. The fund offers Class A, Class B, Class C and Class H shares. The fund began to issue multiple class shares effective November 14, 1994. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securites for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The fund may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 1997, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $56,877,619 and $38,389,256, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 1997 securities valued at $38,334,312 were on loan to brokers from the Fund. For collateral, the Fund's custodian received $39,174,792 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $46,674 for the year ended October 31, 1997. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolio intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the fund had a capital loss carryover of $1,183,856 at October 31, 1997, which, if not offset by subsequent capital gains, will expire as follows:

       2003      1,011,982
       2004        171,874

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net investment loss decreased by $639,261, accumulated net realized loss decreased by $11,004, resulting in a net reclassification adjustment to reduce paid-in-capital by $650,265.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolio to generally pay annual distributions from net investment, if any, and make distributions of any realized capital gains as required by law. These

FORTIS GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over registration period.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolio. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $630,261 for Class A, $10,859 for Class B, $1,246 for Class C, and $37,094 for Class H for the year ended October 31, 1997.

   Legal fees and expenses aggregating $1,183 for the year ended October 31, 1997, were paid to a law firm of which the secretary of the portfolio is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 1997, the Fund entered into forward foreign currency exchange contracts that obligated the portfolio to receive currencies at a specified future date. The unrealized appreciation of $15,055 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    GLOBAL GROWTH PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------------
                         Currency          U.S. Dollar Value         Currency          U.S. Dollar Value       Unrealized
    Settle Date      To Be Delivered      As Of Oct 31, 1997      To Be Received      As Of Oct 31, 1997      Appreciation
    -----------------------------------------------------------------------------------------------------------------------
       4-Nov-97            1,217,498      $        1,217,498       2,083,200,000      $        1,232,553      $     15,055
                         U.S. Dollar                               Italian Lira
                                          -------------------                         -------------------     -------------
                                          $        1,217,498                          $        1,232,553      $     15,055
                                          -------------------                         -------------------     -------------

--------------------------------------------------------------------------------

 4.  FINANCIAL HIGHLIGHTS: Selected per share historical data was as follows:

                                                                    Class A
                                           ----------------------------------------------------------
                                                         For the Year Ended October 31,
                                           ----------------------------------------------------------
                                             1997         1996         1995        1994        1993
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   21.28    $   18.24    $  14.78    $  14.42    $  11.52
                                           ---------    ---------    --------    --------    --------
Operations:
  Investment loss - net.................        (.07)        (.06)       (.09)       (.04)       (.12)
  Net realized and unrealized gain on
    investments.........................        2.71         3.10        3.55         .40        3.02
                                           ---------    ---------    --------    --------    --------
Total from operations...................        2.64         3.04        3.46         .36        2.90
                                           ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   23.92    $   21.28    $  18.24    $  14.78    $  14.42
                                           ---------    ---------    --------    --------    --------
Total return @..........................       12.41%       16.67%      23.41%       2.50%      25.17%
Net assets end of period (000s
  omitted)..............................   $ 125,268    $ 107,607    $ 68,302    $ 55,214    $ 28,226
Ratio of expenses to average daily net
  assets................................        1.44%        1.51%       1.73%       1.72%       2.19%
Ratio of net investment loss to average
  daily net assets......................        (.29%)       (.33%)      (.55%)      (.35%)     (1.01%)
Portfolio turnover rate.................          30%          18%         27%         21%         37%
Average commission rate paid **.........   $  0.0246    $  0.0272          --          --          --

                                                       Class B                            Class C
                                           -------------------------------    -------------------------------
                                                             For the Year Ended October 31,
                                           ------------------------------------------------------------------
                                             1997        1996       1995+       1997        1996       1995+
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  20.98    $  18.12    $ 14.60    $  21.00    $  18.13    $ 14.60
                                           --------    --------    -------    --------    --------    -------
Operations:
  Investment loss - net.................       (.27)       (.24)      (.09)       (.28)       (.23)      (.09)
  Net realized and unrealized gain on
    investments.........................       2.71        3.10       3.61        2.71        3.10       3.62
                                           --------    --------    -------    --------    --------    -------
Total from operations...................       2.44        2.86       3.52        2.43        2.87       3.53
                                           --------    --------    -------    --------    --------    -------
Net asset value, end of period..........   $  23.42    $  20.98    $ 18.12    $  23.43    $  21.00    $ 18.13
                                           --------    --------    -------    --------    --------    -------
Total return @..........................      11.63%      15.78%     24.11%      11.57%      15.83%     24.18%
Net assets end of period (000s
  omitted)..............................   $ 11,446    $  5,735    $   991    $  4,664    $  3,087    $   434
Ratio of expenses to average daily net
  assets................................       2.19%       2.26%      2.48%*      2.19%       2.26%      2.48%*
Ratio of net investment loss to average
  daily net assets......................      (1.03%)      (.99%)    (1.42%)*    (1.04%)      (.99%)    (1.55%)*
Portfolio turnover rate.................         30%         18%        27%         30%         18%        27%
Average commission rate paid **.........   $ 0.0246    $ 0.0272         --    $ 0.0246    $ 0.0272         --

*      Annualized.
** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

FORTIS GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

4.   FINANCIAL HIGHLIGHTS (continued):
                                                       Class H
                                           -------------------------------
                                           For the Year Ended October 31,
                                           -------------------------------
                                             1997        1996       1995+
--------------------------------------------------------------------------
Net asset value, beginning of period....   $  20.99    $  18.12    $ 14.60
                                           --------    --------    -------
Operations:
  Investment loss - net.................       (.28)       (.23)      (.09)
  Net realized and unrealized gain on
    investments.........................       2.71        3.10       3.61
                                           --------    --------    -------
Total from operations...................       2.43        2.87       3.52
                                           --------    --------    -------
Net asset value, end of period..........   $  23.42    $  20.99    $ 18.12
                                           --------    --------    -------
Total return @..........................      11.58%      15.84%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 18,690    $ 10,765    $ 2,141
Ratio of expenses to average daily net
  assets................................       2.19%       2.26%      2.48%*
Ratio of net investment loss to average
  daily net assets......................      (1.04%)     (1.02%)    (1.46%)*
Portfolio turnover rate.................         30%         18%        27%
Average commission rate paid **.........   $ 0.0246    $ 0.0272         --

*      Annualized.
** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Global Growth Portfolio (a portfolio within Fortis Worldwide Portfolios, Inc.) as of October 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1997 and the financial highlights for each of the years in the five-year period ended October 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received and securities on loan, we request confirmations from brokers and the custodian, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Global Growth Portfolio at October 31, 1997 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 1997 and the financial highlights for each of the years in the five-year period ended October 31, 1997, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 5, 1997

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD                                            TAX-FREE NATIONAL
RANGE OF SECURITIES                                PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO

FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD

LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-               Insurance                   U.S. GOVERNMENT
DEFERRED INVESTMENT                                SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money
manager, as well as Fortis Investors, Inc., a broker dealer
with nationwide sales and marketing influence. The guarantees         [photo]
in our insurance products are underwritten by Fortis Benefits
Insurance Company and Time Insurance Company.

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.



[graphic] FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS
          AT (800) 800-2638.


                                                              ---------------
                                                                 Bulk Rate
FORTIS-Registered Trademark-                                    U.S. Postage
                                                                    PAID
FORTIS FINANCIAL GROUP                                         Permit No. 3794
P.O. BOX 64284                                                Minneapolis, MN
ST. PAUL, MN 55164                                            ---------------


FORTIS GLOBAL GROWTH PORTFOLIO


[recycle symbol]  Printed on recycled paper with
                  40% preconsumer waste and 10%
                  post consumer waste. Please recycle.

FORTIS-Registered Servicemark- and Fortis-Registered Servicemark- are registered servicemarks of Fortis AMEV and Fortis AG.


96156 (10/97)